Exhibit 10.20
AMENDMENT AND WAIVER
March 15, 2011
     This Amendment and Waiver (the “Agreement”) is by and among (a) SiGe Semiconductor, Inc., a Delaware corporation (the “Company”), and (b) the Investors (as defined in the Investor Rights Agreement (as defined below)) who hold a majority in interest of the Registrable Securities (as defined in the Investor Rights Agreement) and the Preferred Registrable Securities (as defined in the Investor Rights Agreement).
     WHEREAS, the Company, the undersigned Investors and certain other parties are parties to that certain Amended and Restated Investor Rights Agreement dated as of May 8, 2007 (the “Investor Rights Agreement”);
     WHEREAS, the Company desires to amend the defined term “Reserved Employee Shares” set forth in the Investor Rights Agreement by increasing the number of shares of Common Stock (as defined in the Investor Rights Agreement) that are reserved for issuance under the New Plan (as defined in the Investor Rights Agreement);
     WHEREAS, in connection with such increase to the number of Reserved Employee Shares, the Company desires to amend the first sentence of Section 12(a)(xvii) of the Investor Rights Agreement and to obtain a waiver with respect to any non-compliance thereof occurring on or before the date hereof;
     WHEREAS, Sections 12(a) and 16(e)(i) of the Investor Rights Agreement provide that any rights of holders of Registrable Securities may be waived by an instrument in writing executed and delivered by the holders of a majority in interest of the Registrable Securities or the holders of a majority in interest of the Preferred Registrable Securities, respectfully;
     WHEREAS, Section 16(e)(ii) of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended only by the written consent of the Company and holders of a majority in interest of the Preferred Registrable Securities; and
     WHEREAS, the undersigned constitute Investors who hold at least a majority in interest of the Preferred Registrable Securities.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned agree as follows:
     1. Pursuant to Section 16(e)(ii) of the Investor Rights Agreement, the first sentence of Section 12(a)(xvii) of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:
“(xvii) Stock Option Grant Limitations. Notwithstanding that the Board of Directors and the Stockholders have approved the amendment of the Company’s 2002 Stock Plan (the “New Plan”) to provide for the issuance of up to 29,133,104 shares of Common Stock, (including shares of Common Stock subject to outstanding options under the New Plan and shares of Common Stock previously issued pursuant to the New Plan) (the “New Plan Amount”), the Company covenants and agrees to issue options and restricted stock under the New Plan for only that number of shares as is equal to (a) the New Plan Amount less (b) that number of shares of Common Stock (the “Old Plans Amount”) purchasable pursuant to options outstanding under the Company’s stock plans other than

Amendment and Waiver — Page 2
the New Plan (collectively, the “Old Plans”) as the Old Plans Amount may be reduced from time to time based on the expiration or irrevocable cancellation of options under the Old Plans.”
     2. Pursuant to Sections 12(a) and 16(e)(i) of the Investor Rights Agreement, the undersigned hereby irrevocably waive, and agree to irrevocably waive, for themselves and all holders of Registrable Securities, non-compliance of the covenant set forth in the first sentence of Section 12(a)(xvii) of the Investor Rights Agreement with respect to stock option grants made and/or any issuance of shares of Common Stock upon the exercise of any such options occurring, in each case, prior to the date hereof.
     3. Pursuant to Section 16(e)(ii) of the Investor Rights Agreement, the definition of Reserved Employee Shares set forth in Section 1 of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:
““Reserved Employee Shares” shall mean shares of Common Stock reserved by the Company from time to time for (i) the sale of shares of Common Stock to employees, consultants, officers or directors of the Company or any Subsidiary or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants, officers or directors of the Company or any Subsidiary, not to exceed (in the case of clause (i) and (ii) combined) in the aggregate 29,133,104 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, combinations, reclassifications, recapitalizations or other similar events occurring after the date of this Agreement), after May 8, 2007 (it being understood that the foregoing number of shares of Common Stock reserved includes shares of Common Stock subject to outstanding options under the New Plan (as defined in Section 12(a)(xvii)) and shares of Common Stock previously issued pursuant to the New Plan, which options or shares may be reissued under the New Plan following the termination of any unexercised options outstanding or any repurchase of such shares previously issued pursuant to the New Plan). The foregoing number of Reserved Employee Shares may be increased by vote or written consent of a majority of the members of the Board of Directors.”
     4. This Agreement shall be effective immediately after its duly execution by Investors who hold a majority in interest of the Preferred Registrable Securities. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement. This Agreement may be executed and delivered by facsimile or email (.pdf), and upon such delivery the facsimile or email (.pdf) signature will be deemed to have the same effect as if the original signature had been delivered. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.
[SIGNATURE PAGES FOLLOW]

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

COMPANY: SIGE SEMICONDUCTOR, INC.
By:	/s/ Sohail Khan
Name:	Sohail Khan
Title:	CEO

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

PRISM VENTURE PARTNERS IV, L.P.
By:		Prism Venture Partners IV, L.L.C. its General Partner

	By:	/s/ Steven J. Benson
Managing Director

TD CAPITAL GROUP LIMITED
By:		/s/ L. M. Dougherty
Name:		L. M. Dougherty
Title:		President

and
By:		/s/ R. H. Greene
Name:		R. H. Greene
Title:		Managing Director

EMERGING TECHNOLOGY I, L.P.
By:		/s/ William Byun
Name:		William Byun
Title:		General Partner

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

W CAPITAL PARTNERS II, L.P.
By:	/s/ Robert J. Migliorino
Name:	Robert J. Migliorino
Title:	Managing Member

RWI VENTURES II, L.P.
By:
Name:
Title:

RWI VENTURES I, L.P.
By:	/s/ Donald A. Lucas
Name:	Donald A. Lucas
Title:	Managing Member

PETER ENGLISH
By:	/s/ Peter English
Name:	Peter English
Title:

ROBERT HUBAND
By:
Name:
Title:

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

JOHN STEVENSON
By:	/s/ John F. Stevenson
Name:	John F. Stevenson
Title:

COLIN HURMAN
By:	/s/ Colin J. Hurman
Name:	Colin J. Hurman
Title:

SANIBEL TRUST c/o NUTTER, McCLENNAN & FISH, LLP
By:	/s/ Thomas P. Jalkut
Name:	Thomas P. Jalkut
Title:	Trustee

DAVID HUMPHRYS
By:
Name:
Title:

JAN PETTERSON
By:	/s/ Jan Petterson
Name:	Jan Petterson
Title:	Director

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

HUNT VENTURES L.P.
By:
Name:
Title:

TINA GRIFFIN
By:
Name:
Title:

AKOLEO SA
By:
Name:
Title:

Signature Page to Amendment and Waiver
     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement to be effective as of the date first written above.

THE VENGROWTH INVESTMENT FUND INC. & THE VENGROWTH II INVESTMENT FUND INC. & THE VENGROWTH III INVESTMENT FUND INC.
By:	/s/ Michael Cohen
Name:	Michael Cohen
Title:	Managing General Partner

and
By:
Name:
Title:

GROWTHWORKS CANADIAN FUND LTD.
By:
Name:
Title: